U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2003


                          Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                          London Pacific Group Limited
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 9,"Regulation FD Disclosure" and Item 12, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                             August 6, 2003


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                  June 30, 2003


London, August 6, 2003 - Berkeley Technology Limited (OTCBB: BKLYY; London: BEK) (the "Company"), formerly known as London Pacific Group Limited, today reported financial results for its fiscal quarter ended June 30, 2003. Consolidated net income, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three months ended June 30, 2003 was $16.4 million, or $0.32 per diluted share and $3.19 per diluted ADR, compared with a loss of $109.1 million, or $(2.15) per diluted share and $(21.50) per diluted ADR, for the same period in 2002. For the second quarter of 2003, the Company's consolidated income from continuing operations was $5.4 million, or $0.11 per diluted share and $1.06 per diluted ADR, compared with a loss from continuing operations of $23.0 million, or $(0.45) per diluted share and $(4.53) per diluted ADR, for the second quarter of 2002.

For the six months ended June 30, 2003, the Company's consolidated net income was $14.5 million, or $0.28 per diluted share and $2.85 per diluted ADR, compared with a loss of $139.4 million, or $(2.75) per diluted share and $(27.46) per diluted ADR, for the same period in 2002. For the six months ended June 30, 2003, the Company's consolidated income from continuing operations was $4.6 million, or $0.09 per diluted share and $0.90 per diluted ADR, compared with a loss from continuing operations of $34.0 million, or $(0.67) per diluted share and $(6.70) per diluted ADR, for the same period in 2002.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results of continuing operations improved substantially in the second quarter of 2003 due primarily to the increase in value of the quoted securities held by the Company, including those held by London Pacific Assurance Limited ("LPAL"). The quoted securities held in LPAL are not currently available to fund the operations or commitments of the Company or its other subsidiaries. Net realized and unrealized investment gains totaled $7.3 million in the second quarter of 2003, compared to net realized and unrealized losses of $16.4 million in the second quarter of 2002. Volatility in the Company's quoted equity holdings continues to have a substantial impact on the Company's financial results.

As a result of the sale of both London Pacific Advisors ("LPA") and Berkeley Capital Management ("BCM"), the Company no longer consolidates the financial results of LPA and BCM in its financial statements. Reclassifications have been made in the prior period financial statements to reflect these discontinued operations. The Company completed the sale of LPA on June 5, 2003 for $6.95 million in cash at closing (which excluded $1.25 million held back to cover any shortfall to the agreed minimum tangible net asset value of the LPA assets minus the liabilities acquired in the transaction, and to cover any indemnity obligations) and certain earnout payments that may be received in the future. The Company completed the sale of BCM on May 7, 2003 for $8.06 million in cash at closing, with a further $0.08 million in cash received during July 2003 representing a positive purchase price adjustment. The Company will receive a further $1.0 million in cash on December 31, 2003 subject to possible adjustments, and certain earnout payments may be received in 2004. The Company recorded an aggregate book gain on the sale of LPA and BCM during the second quarter of 2003 of $11.7 million. All proceeds received at completion of the transactions were used to pay down the Company's bank facility.

The Company fully repaid borrowings and guarantee obligations under its bank facility during the second quarter of 2003 and the bank facility has been terminated.

As of June 30, 2003, the book value per share and book value per ADR were $0.74 and $7.40, respectively. These book value per share and ADR computations exclude the number of shares held by the employee benefit trusts and the related cost of those shares.

LPAL, the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders. No new policies are currently being sold. Policyholder liabilities for LPAL remained level during the second quarter of 2003 at $34.3 million. As of June 30, 2003, LPAL's corporate bonds, cash and accrued interest totaled $36.9 million, quoted equities were $12.5 million and the book value of private equities was $5.6 million.

Berkeley International Capital Corporation arranges private equity placements into rapidly growing technology companies. Venture capital is the foundation of the Company dating back to the early 1980s. The market environment for venture capital continues to be very weak. We are pursuing opportunities to grow the business in the future.

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of new products and services provided by the Company, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) the Company's ability to meet its debt obligations, (v) fluctuations in the performance of debt and equity markets worldwide, (vi) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vii) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (viii) the ability of the Company's subsidiaries to compete in their respective businesses, (ix) the ability of the Company to attract and retain key personnel, and (x) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.




Please address any inquiries to:

Ian Whitehead                     Jersey                          (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited



Form 10-Q for the quarter ended June 30, 2003

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Income
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended            Six Months Ended
                                                             June 30,                     June 30,
                                                     .....................................................

                                                        2003        2002 (1)         2003        2002 (1)
                                                     .....................................................
 Continuing operations:

 Revenues:
 Investment income                                    $     528     $   2,314      $   1,059     $   4,598
 Insurance policy charges                                     -           (56)             4           (55)
 Other fee income (2)                                         -           335              -         2,908
 Net realized investment gains (losses)                  (6,825)       (3,397)       (14,149)          325
 Change in net unrealized investment gains and
     losses on trading securities                        14,126       (12,990)        22,439       (25,873)
                                                     .....................................................
                                                          7,829       (13,794)         9,353       (18,097)
 Expenses:
 Amounts credited on insurance policyholder
     accounts                                               527         2,092          1,046         4,072
 Amortization of deferred policy acquisition costs            -           969              -         1,263
 Operating expenses                                       1,314         3,684          3,048         6,709
 Interest expense                                           540           278            676           555
                                                     .....................................................
                                                          2,381         7,023          4,770        12,599
                                                     .....................................................
 Income (loss) from continuing operations
     before income tax expense                            5,448       (20,817)         4,583       (30,696)

 Income tax expense                                           5         2,162             12         3,313
                                                     .....................................................
 Income (loss) from continuing operations                 5,443       (22,979)         4,571       (34,009)

 Discontinued operations:
 Loss from discontinued operations, net of  income
     tax expense (benefit) of $(3), $2,217,
     $2 and $(8,351), respectively                         (776)      (86,116)        (1,758)     (105,391)
 Income on disposal of discontinued operations,
     net of income tax expense of $36                    11,685             -         11,685             -
                                                     .....................................................
 Income (loss) on discontinued operations                10,909       (86,116)         9,927      (105,391)
                                                     .....................................................
 Net income (loss)                                    $  16,352     $(109,095)     $  14,498     $(139,400)
                                                     .....................................................
                                                     .....................................................

(1)    Reclassifications have been made related to discontinued operations.
(2)    Amounts represent revenues earned from entities included in discontinued operations.

Berkeley Technology Limited
Condensed Consolidated Statements of Income
(Continued)
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended            Six Months Ended
                                                             June 30,                     June 30,
                                                     .....................................................

                                                        2003        2002 (1)         2003        2002 (1)
                                                     .....................................................
 Basic earnings (loss) per share and ADR:

 Basic earnings (loss) per share:
 Continuing operations                                $    0.11     $   (0.45)     $    0.09     $   (0.67)
 Discontinued operations                                   0.21         (1.70)          0.20         (2.08)
                                                     .....................................................
                                                      $    0.32     $   (2.15)     $    0.29     $   (2.75)
                                                     .....................................................
                                                     .....................................................

 Basic earnings (loss) per ADR:
 Continuing operations                                $    1.07     $   (4.53)     $    0.90     $   (6.70)
 Discontinued operations                                   2.15        (16.97)          1.96        (20.76)
                                                     .....................................................
                                                      $    3.22     $  (21.50)     $    2.86     $  (27.46)
                                                     .....................................................
                                                     .....................................................

 Diluted earnings (loss) per share and ADR:

 Diluted earnings (loss) per share:
 Continuing operations                                $    0.11     $   (0.45)     $    0.09     $   (0.67)
 Discontinued operations                                   0.21         (1.70)          0.19         (2.08)
                                                     .....................................................
                                                      $    0.32     $   (2.15)     $    0.28     $   (2.75)
                                                     .....................................................
                                                     .....................................................


Diluted earnings (loss) per ADR:
 Continuing operations                                $    1.06     $   (4.53)     $    0.90     $   (6.70)
 Discontinued operations                                   2.13        (16.97)          1.95        (20.76)
                                                     .....................................................
                                                      $    3.19     $  (21.50)     $    2.85     $  (27.46)
                                                     .....................................................
                                                     .....................................................

(1)      Reclassifications have been made related to discontinued operations.

Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                            June 30,       December 31,
                                                                              2003           2002 (1)
                                                                         ..............................
                                ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
   Available-for-sale, at fair value (amortized cost: $21,324 and
     $30,481 as of June 30, 2003 and December 31, 2002, respectively)      $    21,427      $    30,335
  Equity securities:
   Trading, at fair value (cost: $4,938 and $26,785 as of June 30,
     2003 and December 31, 2002, respectively)                                  17,097           16,505
   Available-for-sale, at estimated fair value (cost: $6,430 and
     $8,980 as of June 30, 2003 and December 31, 2002, respectively)             5,680            7,230
                                                                         ..............................
Total investments                                                               44,204(2)        54,070

Cash and cash equivalents                                                       25,048(2)        15,308
Cash held in escrow                                                              1,000                -
Accrued investment income                                                          932              900
Other assets                                                                     1,686            1,549
Total assets of discontinued operations                                              -            8,390
                                                                         ..............................
Total assets                                                               $    72,870      $    80,217
                                                                         ..............................
                                                                         ..............................
                 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                          $    34,312      $    35,441
Notes payable                                                                        -            9,314
Accounts payable, accruals and taxes payable                                     1,002              832
Guarantees under bank facility                                                       -           10,590
Total liabilities of discontinued operations                                         -            2,554
                                                                         ..............................
Total liabilities                                                               35,314           58,731
                                                                         ..............................
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized; 64,439,073 shares issued and outstanding as of
  June 30, 2003 and December 31, 2002                                            3,222            3,222
Additional paid-in capital                                                      68,615           68,394
Retained earnings                                                               30,552           16,054
Employee benefit trusts, at cost (13,684,881 shares as of June 30, 2003
  and December 31, 2002)                                                       (63,571)         (63,571)
Accumulated other comprehensive loss                                            (1,262)          (2,613)
                                                                         ..............................
Total shareholders' equity                                                      37,556           21,486
                                                                         ..............................
Total liabilities and shareholders' equity                                 $    72,870      $    80,217
                                                                         ..............................
                                                                         ..............................

(1) Reclassifications have been made related to discontinued operations.

(2) Includes $39,503 of investments and $14,505 of cash and cash equivalents in the Company's insurance subsidiary which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                Six Months Ended
                                                                                     June 30,
                                                                         ..............................
                                                                              2003           2002 (1)
                                                                         ..............................

Net cash provided by (used in) continuing operations (2)                   $    (2,469)     $     1,210

Net cash used in discontinued operations                                          (523)          (4,039)
                                                                         ..............................
Net cash used in operating activities                                           (2,992)          (2,829)
                                                                         ..............................

Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                              -           (2,828)
Purchases of available-for-sale fixed maturity securities                       (3,591)          (6,780)
Proceeds from sale of available-for-sale fixed maturity securities              13,297            9,298
Proceeds from disposal of discontinued operations                               15,010                -
Capital expenditures                                                                (2)             (16)
                                                                         ..............................
Net cash provided by (used in) investing activities                             24,714             (326)
                                                                         ..............................
Cash flows from financing activities:
Insurance policyholder contract deposits                                             -            6,454
Insurance policyholder benefits paid                                            (3,019)          (7,111)
Dividends paid                                                                       -           (2,032)
Proceeds from disposal of shares by the employee benefit trusts                      -               43
Notes payable                                                                        -            2,440
Repayment of notes payable                                                      (9,314)          (5,000)
                                                                         ..............................
Net cash used in financing activities                                          (12,333)          (5,206)
                                                                         ..............................
Net increase (decrease) in cash and cash equivalents                             9,389           (8,361)

Cash and cash equivalents at beginning of period (3)                            15,308           60,571
Foreign currency translation adjustment                                            351              265
                                                                         ..............................
Cash and cash equivalents at end of period (3)                             $    25,048(4)   $    52,475
                                                                         ..............................
                                                                         ..............................

(1) Reclassifications have been made related to discontinued operations.

(2) Includes payments of guarantee obligations under the Company's bank facility on behalf of former investee companies totaling $10,836.

(3) Amounts reflect continuing obligations only.  Does not include $1,000 of cash held in escrow as of
    June 30, 2003.

(4) Includes $14,505 in the Company's insurance subsidiary which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.